UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

HNI CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25 (b) per Exchange Act Rules 14a-6(i)(1) and 0-11

HNI CORPORATION ANNUAL MEETING OF SHAREHOLDERS Thursday, May 26, 2022 10:30 a.m. (CDT) Virtual Only Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 26, 2022. In order to attend the annual meeting online, you must pre-register at www.proxydocs.com/HNI. You will need the control number at the top of this form to register. After registering, you will receive a confirmation email and an email approximately 1 hour prior to the start of the meeting to the email address you provided during registration with a unique link to the virtual meeting. Notice is hereby given that the Annual Meeting of Shareholders of HNI Corporation will be held virtually on Thursday, May 26, 2022, at 10:30 a.m. (CDT). A physical meeting will not be held. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report are available at www.proxydocs.com/HNI . If you would like to receive a paper copy or an email with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before May 14, 2022, to facilitate timely delivery. Matters intended to be acted upon at the meeting are listed below. The Board of Directors recommends that you vote FOR the following proposals: 1.  Re-elect the three directors nominated by the Board (Jeffrey D. Lorenger, Larry B. Porcellato, and Abbie J. Smith); 2.  Ratify the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and 3.  Vote on an advisory resolution to approve Named Executive Officer compensation. THIS IS NOT A FORM FOR VOTING You may immediately vote your proxy on the Internet at: www.proxypush.com/HNI •  Please have this notice available. Follow the instructions to vote your proxy. Your internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945

To request a paper copy of the proxy materials, which include the proxy card, proxy statement and annual report, please contact us via:  Internet/Mobile – Access the Internet and go to www.investorelections.com/HNI . Follow the instructions to log in, and order a copy.  Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order a copy.  Email – Send us an email at paper@investorelections.com with “HNI Materials Request” in the subject line. The email must include: •  The 11-digit control # located in the box in the upper right hand corner on the front of this notice. •  Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials. •  If you choose email delivery you must include the email address. •  If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Social Security Number (SSN) or Employment Identification Number (EIN)  number in the email. Important Information about the Notice of Proxy Materials This Notice Regarding the Online Availability of Proxy Materials is provided to shareholders in place of the printed materials for the upcoming Shareholders Meeting. Information about the Notice: In 2007, the Securities and Exchange Commission adopted a voluntary rule permitting internet-based delivery of proxy materials. Companies can now send notices, rather than printed proxy materials to shareholders. This may help lower mailing, printing and storage costs for the company, while minimizing environmental impact. This notice contains specific information regarding the meeting, proposals and the internet site where the proxy materials may be found. To view the proxy materials online: Please refer to the instructions in this notice on how to access and view the proxy materials online, including the proxy card, annual report and proxy statement. To receive paper copies of the proxy materials: Please refer to the instructions in this notice on how to request hard copies of proxy materials via phone, email or Internet.

Signature(s) in Box Please sign exactly as your name(s) appears on the proxy card. If held in joint tenancy, all persons should sign. Trustees, adminis trators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy card. Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your phone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. : INTERNET/MOBILE – www.proxypush.com/HNI ( PHONE – 1-866-883-3382 * MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided in time to be received by May 25, 2022. If you vote your proxy by internet or by telephone, you do NOT need to mail back your proxy card. Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 The Board of Directors Recommends a Vote FOR Items 1, 2 and 3. 1. Election of directors: 01  Jeffrey D. Lorenger 03  Abbie J. Smith ■ Vote FOR ■ Vote WITHHELD 02  Larry B. Porcellato all nominees from all nominees (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.) 2. Ratify the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2022 ■ For ■ Against ■ Abstain 3. Vote on an advisory resolution to approve Named Executive Officer compensation ■ For ■ Against ■ Abstain THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. Address Change? Mark box, sign, and indicate changes below:  ■ Date _____________________________________

proxy This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 26, 2022. The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side. This proxy card also covers shares of common stock, if any, held for your account by Fidelity Management Trust Company as Trustee of the HNI Corporation Profit-Sharing Retirement Plan (the “Plan”). You may instruct the Trustee how to vote your shares as indicated on this proxy card. If you fail to give voting instructions to the Trustee, your shares will be voted by the Trustee in the same proportion as the shares for which valid instructions have been received. For shares held through the Plan, voting instructions by proxy card, telephone or internet must be provided by 10:59 p.m., Central Time, on May 24, 2022. If no choice is specified, the proxy will be voted “FOR” Items 1, 2 and 3. By signing the proxy card, you revoke all prior proxies and appoint Steven M. Bradford and Marshall H. Bridges, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. See reverse for voting instructions. HNI CORPORATION ANNUAL MEETING OF SHAREHOLDERS Thursday, May 26, 2022 10:30 a.m. (CDT) Held Virtually To register for the virtual meeting, please follow the instructions below: •  Visit www.proxydocs.com/HNI. •  As a shareholder, you will then be required to enter your control number which is located in the upper right hand corner on the reverse side of this proxy card. After registering, you will receive a confirmation email. Approximately one hour prior to the start of the meeting an email will be sent to the email address you provided during registration with a unique link to the virtual meeting.